SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement      [ ] Confidential, for use of the
                                               Commission only
[ ] Definitive Information Statement

                          Hugo International Telecom, Inc.
                      -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

  1)  Title of each class of securities to which transaction applies:

  ..................................................................

  2)  Aggregate number of securities to which transaction applies:

  ..................................................................


  3) Price per unit or other underlying value of transaction pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

  ..................................................................

  4)  Proposed maximum aggregate value of transaction:

  ...................................................................

  5)  Total fee paid:

  ...................................................................


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  ......................................

  2) Form, Schedule or Registration Statement No.:

  ......................................

  3) Filing Party:

  ......................................

  4) Date Filed:

  ......................................

                        Hugo International Telecom, Inc.
                        535 West 34th Street, Suite 203
                               New York, NY 10001

                              INFORMATION STATEMENT
                              ---------------------



To the Holders of the Voting Stock:


The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting stock of Hugo International Telecom, Inc. have given their written consent to a resolution adopted by the Board of Directors of Hugo International to amend the certificate of incorporation  so as to  change  the  name  of  the  company  to  "GS  AgriFuels
Corporation." We anticipate that this Information Statement will be mailed on June 27, 2006 to shareholders of record. On or after July 17, 2006, the amendment of the certificate of incorporation will be filed with the Delaware Secretary of State and become effective.

     Delaware corporation law permits holders of a majority of the voting power to take shareholder action by written consent. Accordingly, Hugo International will not hold a meeting of its shareholders to consider or vote upon the amendment of Hugo International's certificate of incorporation.



                       WE ARE NOT ASKING YOU FOR A PROXY.
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.



June 27, 2006                                      Kevin Kreisler
                                                   Chief Executive Officer

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     We determined the shareholders of record for purposes of this shareholder action at the close of business on June 14, 2006 (the "Record Date"). On the Record Date, the authorized voting stock consisted of:

(1) 100,000,000 shares of common stock, par value $0.0001, each of which is entitled to one vote. On the Record Date, there were 50,000,000 shares of common stock issued, outstanding and entitled to vote.

(2) 1,000,000 shares of Series C Preferred Stock, par value $0.0001, all of which were outstanding on the Record Date. The holder of Series C Preferred Stock is entitled to cast votes equal to four times the number of votes that holders of the outstanding common stock are entitled to vote. As a result, the voting power of the outstanding shares of Series C Preferred Stock on the Record Date was equal to that of 200,000,000 common shares.

     The following table sets forth the number of shares of voting stock beneficially owned by each person who, as of the Record Date, owned beneficially more than 5% of either class of Hugo International's voting stock, as well as the ownership of such shares by each member of Hugo International's Board of Directors and the shares beneficially owned by its officers and directors as a group.

                                            Amount and Nature                Aggregate
Name and Address of                       of Beneficial Ownership          Percent of Class
Name and Address of                      -----------------------          ----------------                     Percent of
Beneficial Owner                          Common       Preferred          Common     Preferred               Voting Power
----------------                          ------      ------------        ------    ----------               ------------
Kevin Kreisler (1)                             --       1,000,000           --      100% Series C                80.0%
c/o GreenShift Corporation
535 West 34th Street, Suite 203
New York, NY 10001.

Current executive officers and
 directors as a group (1 person)               --       1,000,000           --      100% Series C                80.0%

Sonata Ventures, LLC                     7,500,000            --            15%            --                     3.0%
230 Sillick Street, Suite 1A
Clifton, NJ 07013

Fig Leaf Enterprise, Inc.                7,500,000            --            15%            --                     3.0%
776 Chilver Road
Windsor, Ontario N8Y2K3
Canada

Carolina Menendez-Hernandez              7,500,000            --            15%             --                    3.0%
Manuel DeFalla No. 8
Madrid, Spain  28036
----------------------------

(1) Represents shares owned by GreenShift Corporation. Mr. Kreisler is the Chief Executive Officer of GreenShift Corporation and owns, through controlled corporations, a majority of the outstanding capital stock of GreenShift Corporation.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF THE CORPORATION


     The Board of Directors of Hugo International has adopted a resolution to change the name of the Corporation from Hugo International Telecom, Inc. to "GS AgriFuels Corporation." The holder of shares representing a majority of the voting power of Hugo International's outstanding voting stock has given its written consent to the resolution. Under Delaware corporation law, the consent of the holder of a majority of the voting power is effective as shareholders' approval. We will file the Amendment with the Secretary of State of Delaware on or after July 17, 2006, and it will become effective on the date of such filing (the "Effective Date").

     The primary purpose of the name change is to better represent the Corporation's business. The Corporation recently acquired ownership of a newly-formed corporation: Mean Green BioFuels, Inc. Mean Green BioFuels was organized to engage in the production and sale of clean fuels, specifically biodiesel and ethanol. The Corporation has entered into a financing arrangement that will provide Mean Green BioFuels with $22 million for the purpose of constructing a manufacturing facility to process feedstocks, such as soy and corn oil extracted from a by-product of the ethanol production process. The
Board of Directors and majority shareholder have determined to change the Corporation's name to reflect this new direction for the Corporation.

     Certificates for the Corporation's common stock that recite the name "Hugo International Telecom, Inc." will continue to represent shares in the Corporation after the Effective Date. If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name "GS AgriFuels Corporation" after the Effective Date, he may do so by surrendering his certificate to the Corporation's Transfer Agent with a request for a replacement certificate and the appropriate stock transfer fee. Hugo International's Transfer Agent is:

                        Interwest Transfer Company, Inc.
                         1981 East 4800 South, Suite 100
                            Salt Lake City, UT 84117
                            Telephone: (801) 272-9294
                               Fax: (801) 277-3147


                              No Dissenters Rights

     Under Delaware law, shareholders are not entitled to dissenters' rights with respect to the transaction described in this Information Statement.

                                    * * * * *